EXHIBIT 99.2
UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

)
)
In the Matter of	)	Order No.: MW-08-17
)
)
FRANKLIN BANK CORP.	)	Effective Date: November 7, 2008
)
Houston, Texas	)
OTS Docket No. H-3821)
)
)
)
)

STIPULATION AND CONSENT TO ISSUANCE OF ORDER TO CEASE AND DESIST
     WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Midwest Region (Regional Director), and based upon information derived from the exercise of its regulatory and supervisory responsibilities, has informed Franklin Bank Corp., Houston, Texas, OTS Docket No. H-3821 (FBC or Holding Company), which wholly owns FBC Holdings, LLC, Houston, Texas, OTS Docket No. H-4211 (FBC Holdings) that OTS is of the opinion that grounds exist to initiate an administrative proceeding against the Holding Company pursuant to 12 USC § 1818(b);
     WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to issue Orders to Cease and Desist where a savings and loan holding company has consented to the issuance of an order; and
     WHEREAS, the Holding Company desire to cooperate with OTS to avoid the time and expense of such administrative cease and desist proceeding by entering into this Stipulation and Consent to the Issuance of Order to Cease and Desist (Stipulation) and, without admitting or denying that such grounds exist, but only admitting the statements and conclusions in Paragraph 1 below concerning Jurisdiction, hereby stipulate and agree to the following terms:
1. Jurisdiction.
a.	The Holding Company is a “savings and loan holding company” within the meaning of 12 USC § 1813(w)(3) and 12 USC § 1467a.

b.	Pursuant to 12 USC § 1818(b)(9), the “appropriate Federal banking agency” may initiate a cease and desist proceeding against a savings and loan holding company in the same manner and to the same extent as against a savings association for regulatory violations and unsafe and unsound acts or practices.

c.	Pursuant to 12 USC § 1813(q)(4), the Director of OTS is the “appropriate federal banking agency” with jurisdiction to maintain an administrative enforcement proceeding against a savings and loan holding company. Therefore, the Holding Company is subject to the authority of OTS to initiate and maintain an administrative cease and desist proceeding against a savings and loan holding company pursuant to 12 USC § 1818(b)(1) and (b)(9).
2. OTS Findings.
a.	Based on its September 18, 2008 examination of the Holding Company, OTS finds that the Holding Company has engaged in unsafe and unsound practices that resulted in FBC Holdings’ wholly owned subsidiary depository institution, Franklin Bank, S.S.B., Houston, Texas (Bank), operating in an unsafe and unsound condition, including but not limited to, having insufficient capital for the type of assets held by the Bank. OTS also finds that the Holding Company failed to maintain complete records with respect to transactions with the Bank.

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b.	OTS finds that: (i) the Holding Company failed to file timely, accurate, and complete reports with OTS as required by 12 CFR § 584.1, and (ii) the Holding Company failed to file timely complete reports with the Securities and Exchange Commission.

c.	OTS also finds that the Holding Company has engaged in unsafe and unsound practices that have resulted in significant levels of debt without immediate sources of repayment.
3. Consent.
     The Holding Company consents to the issuance by OTS of the accompanying Order to Cease and Desist (Order). The Holding Company further agrees to comply with the terms of the Order upon the Effective Date of the Order and stipulate that the Order complies with all requirements of law.
4. Finality.
     The Order is issued by OTS under 12 USC § 1818(b) and upon the Effective Date it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 USC § 1818(i).
5. Waivers.
     The Holding Company waives the following:
a.	The right to be served with a written notice of OTS’s charges against it as provided by 12 USC § 1818(b) and 12 CFR Part 509;

b.	The right to an administrative hearing of OTS’s charges as provided by 12 USC § 1818(b) and 12 CFR Part 509;

c.	The right to seek judicial review of the Order, including, without limitation, any such right provided by 12 USC § 1818(h), or otherwise to challenge the validity of

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the Order; and

d.	Any and all claims against OTS, including its employees and agents, and any other governmental entity for the awards of fees, costs, or expenses related to this OTS enforcement matter and/or the Order, whether arising under common law, federal statutes or otherwise.
6. OTS Authority Not Affected.
     Nothing in this Stipulation or accompanying Order shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Holding Company if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.
7. Other Governmental Actions Not Affected.
     The Holding Company acknowledges and agrees that their respective consent to the issuance of the Order is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 6 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Holding Company that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.
8. Miscellaneous.
a.	The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Order;

b.	If any provisions of this Stipulation and/or the Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise;

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c.	All references to OTS in this Stipulation and the Order shall also mean any of the OTS’s predecessors, successors, and assigns;

d.	This section and paragraph headings in this Stipulation and the Order are for convenience only and shall not affect the interpretation of this Stipulation or the Order;

e.	The terms of this Stipulation and of the Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters; and

f.	The Stipulation and Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Regional Director or other authorized representative.
9. Signature of Directors/Board Resolution.
     Each Director of the Holding Company signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Holding Company to the issuance of the Order and the execution of the Stipulation. This Stipulation may be executed in counterparts by the Directors after approval of execution of the Stipulation at a duly called board meeting. A copy of the Board Resolution authorizing execution of this Stipulation shall be delivered to OTS, along with the executed original(s) of this Stipulation.
[Remainder of Page Intentionally Left Blank]

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          WHEREFORE, the Holding Company, by its directors, executes this Stipulation.

Accepted by:

	FRANKLIN BANK CORP.		OFFICE OF THRIFT SUPERVISION
Houston, Texas

By:	/s/ Lewis S. Ranieri	By:	/s/ C.K. Lee
	Lewis S. Ranieri, Chairman		C.K. Lee
	of the Board		Regional Director, Midwest Region

	/s/ Alan E. Master	Date: See Effective Date on page 1
Alan E. Master, Chief Executive Officer and Director

Concur:

	/s/ David M. Golush David M. Golush, Director		TEXAS DEPARTMENT OF SAVINGS AND MORTGAGE LENDING
		By:	/s/ Douglas B. Foster

	/s/ James A. Howard James A. Howard, Director		Douglas B. Foster Commissioner State of Texas

/s/ Lawrence Chimerine

Lawrence Chimerine, Director

/s/ Robert A. Perro

Robert A. Perro, Director

/s/ William B. Rhodes

William B. Rhodes, Director

/s/ John B. Selman

John B. Selman, Director

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UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

)
In the Matter of	)	Order No.: MW-08-17
)
)
FRANKLIN BANK CORP.	)	Effective Date: November 7, 2008
)
Houston, Texas	)
OTS Docket No. H-3821)
)
)
)
)

ORDER TO CEASE AND DESIST
     WHEREAS, Franklin Bank Corp., Houston, Texas, OTS Docket No. H-3821 (FBC or Holding Company), which wholly owns, FBC Holdings, LLC, Houston, Texas, OTS Docket No. H-4211 (FBC Holdings), which wholly owns Franklin Bank, S.S.B., Houston, Texas (Bank), a state savings bank, by and through its Board of Directors (Board) has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist (Stipulation); and
     WHEREAS, FBC, by executing the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist (Order) by the Office of Thrift Supervision (OTS) pursuant to 12 USC § 1818(b); and
     WHEREAS, pursuant to delegated authority, the OTS Regional Director for the Midwest Region (Regional Director), is authorized to issue consent Orders to Cease and Desist where a holding company has consented to the issuance of an order.

     NOW, THEREFORE, IT IS ORDERED that:
1. Capital Plan.
     a. By December 5, 2008, the Holding Company shall increase the Bank’s Tier 1 capital to be equal to or greater than 8 percent of total assets and total risk-based capital to be equal to or greater than 12 percent of total risk-weighted assets. The Holding Company’s recapitalization actions may include, but not be limited to, the following: (i) the sale of securities in the form of common stock subject to the requirements of Section 4 hereof and a capital infusion of the proceeds of the offering into the Bank; (ii) the direct contribution of cash into the Bank by the directors and shareholders of the Holding Company, directly or through FBC Holdings; (iii) the acceptance of an offer for the Bank to be acquired by a depository institution holding company, subject to regulatory approval; (iv) the acceptance of an offer for the Bank to be acquired by an insured depository institution, subject to regulatory approval; (v) the acceptance of an offer for the Bank to be acquired by a qualified third party, subject to regulatory approval; or (vi) any other method, subject to regulatory approval. For purposes of this Section, the terms, “insured depository institution” and “depository institution holding company”, shall be as defined in 12 USC §§ 1813(c)(2) and (w)(1), respectively. For purposes of this Section, the term “qualified third party”, is defined to include an individual, a group of individuals, a partnership, a corporation, or any other form of business organization that may, under applicable statutes and regulations, merge with, or acquire the Bank or purchase all, or substantially all, assets and liabilities of the Bank.
     b. By December 13, 2008, FBC shall provide, and cause FBC Holdings to provide the guarantee required by 12 USC § 1831o and immediately thereafter comply with such guarantee.

     c. Beginning November 14, 2008, and every seven days thereafter and until such time as the Bank’s capital reaches the level set forth in subsection 1(a), the Holding Company shall submit to OTS a weekly status report regarding their capital raising activities, including, as appropriate, but not limited to, contacts with investment bankers, parties doing due diligence, offers relating to an acquisition or a merger, and the execution of binding letters of intent or purchase agreements.
2. Operations Plan.
     a. By November 17, 2008, the Holding Company shall approve and submit to OTS for review and written non-objection a written plan (Operations Plan) that addresses in detail how the Holding Company will make any required payments, including, but not limited to: (i) payments on senior notes, dividend payments on preferred stock, and interest payments on trust preferred securities without the reliance on dividends from the Bank; (ii) payment of costs related to class action suits filed against the Holding Company; and (iii) reimbursement of the Bank for expenses paid and services provided by the Bank pursuant to any written agreements between the Bank and the Holding Company and/or FBC Holdings.
     b. The Operations Plan shall include, at a minimum, the following components: (i) comprehensive pro-forma cash flow projections, detailing all anticipated sources and uses of funds, including, but not limited to, any scheduled payment obligations of the Holding Company related to outstanding debt, litigation, operating expenses, and equity issuances; and (ii) an alternative strategy to be implemented immediately if the Holding Company’s initial attempts to raise additional capital are unsuccessful.

     c. The Holding Company shall make any required amendments directed by OTS within 10 days of receipt of OTS’s comments regarding the Operations Plan. The Holding Company shall immediately thereafter implement the Operations Plan.
     d. Effective immediately by the 15th and 30th day of each month, beginning with November 15, 2008, other than the month of February and then by the 15th and 28th day of February, the Holding Company shall submit to OTS a detailed cash flow report that sets forth actual cash inflows and cash outflows of the Holding Company for the preceding 30-day period and projected cash inflows and cash outflows for the succeeding 30-day period.
     e. Effective immediately, by no later than one business day of becoming aware of such event, the Holding Company shall notify OTS regarding: (i) any new material event affecting or that may affect the balance sheet or the cash flow of the Holding Company, and (ii) any new litigation involving the Holding Company, including, but not limited to, any preliminary injunctions or rulings from any court.
3. Dividends.
     a. Effective immediately, the Holding Company shall not commit to make or pay dividends on common or preferred stock, or any other capital distributions, without receiving the prior written approval of the Regional Director. The Holding Company’s written request for such approval shall be submitted to the Regional Director at least 45 days prior to the anticipated date of the proposed dividend payment or capital distribution. The Holding Company’s request shall address: (i) whether the Holding Company and FBC Holdings are in compliance with the Operations Plan pursuant to subsection 2(c) hereof, and (ii) whether the Bank is in compliance with the capital levels set forth in subsection 1(a) hereof.
     b. Effective immediately, the Holding Company shall not, directly or indirectly, accept any capital distributions from the Bank without the prior written notice of non-objection of OTS.
4. Issuance of Stock.
     Effective immediately, the Holding Company shall not, or shall not cause FBC Holdings to issue or commit to issue any preferred or common stock without the prior written notice of non-objection of OTS.
5. Holding Company Reports and Filings.
     a. Effective immediately, the Holding Company shall submit, and shall cause FBC Holdings to submit timely, accurate, and complete reports, including H-(b)11 reports and Schedule HC to Thrift Financial Report (HC-TFR), to OTS as required by 12 CFR § 584.1.
     b. By no later than one business day after receipt of the audit report, the Holding Company shall notify OTS in writing regarding the completion of the audit for fiscal year ending December 31, 2007 (2007 audit report) and the receipt of the audit report.
     c. By the later of November 28, 2008 or 20 days after the date of receipt of the 2007 audit report, the Holding Company shall file, and shall cause FBC Holdings to, file accurate and complete amended H-(b)11 and HC-TFR filings with OTS for the quarters ending December 31, 2007, March 31, 2008, and June 30, 2008.
     d. By November 14, 2008, the Holding Company shall file and shall cause FBC Holdings to file H-(b)11 and HC-TFR filings with OTS for the quarter ending September 30, 2008. Within 20 days after receipt of the 2007 audit report, FBC may file amendments to the H-(b)11 filing and HC-TFR, to the extent necessary. The Holding Company shall ensure and cause FBC Holdings to ensure that its HC-TFR accurately reflects any required accounting adjustments for intercompany receivables and other intercompany transactions.

     e. By no later than one business day after receipt, FBC shall provide to OTS a copy of all correspondence from the National Association of Securities Dealers Automated Quotations stock exchange (NASDAQ), including, but not limited to, any correspondence regarding the delisting of FBC’s common stock. FBC shall provide to OTS a copy of all correspondence to NASDAQ on the same day of its submission to NASDAQ.
     f. By no later than one business day after receipt, FBC shall provide to OTS a copy of all correspondence from the American Stock Exchange (AMEX), including, but not limited to, any correspondence regarding the delisting of FBC’s preferred stock. FBC shall provide to OTS a copy of all correspondence to AMEX on the same day of its submission to AMEX.
     g. By December 1, 2008, the Holding Company shall adopt and submit to OTS for review a plan (Corporate Governance Plan): (i) to ensure that FBC files accurate and complete reports and filings with the Securities and Exchange Commission and OTS within the required time frames; (ii) to ensure that the Holding Company obtains an independent audit for fiscal year ending December 31, 2008 in accordance with generally accepted accounting principles (GAAP) within the required timeframes; and (iii) to maintain consolidated books and records in accordance with GAAP.
     h. The Holding Company shall amend the Corporate Governance Plan as directed by OTS within 10 days of receipt of OTS’s comments. The Holding Company shall thereafter comply with the Corporate Governance Plan.
6. Transactions with Subsidiary Bank.
     a. Effective immediately, the Holding Company shall not engage in, or shall not cause FBC Holdings to engage in any new transaction with the Bank or any subsidiary, without the prior written notice of non-objection of OTS, including but not limited to: (i) the payment of legal expenses for the Holding Company or FBC Holdings or any director or officer thereof by the Bank or any subsidiary of the Bank, or (ii) modify, amend, or renew any transaction between the Holding Company or FBC Holdings and the Bank pursuant to a written agreement between the Bank and the Holding Company and/or FBC Holdings. For purposes of this Section, a “transaction” includes, but is not limited to, any contract, agreement, arrangement, or purchase, sale, transfer, or receipt of any loan or other asset or liability involving an amount greater than $10,000.
     b. Effective immediately, the Holding Company shall, and shall cause FBC Holdings to maintain complete and accurate documentation of each transaction of the Holding Company or FBC Holdings with the Bank or any subsidiary and produce such documentation to OTS within five business days of the request.
     c. By December 1, 2008, the Holding Company shall fully reimburse, and cause FBC Holdings to fully reimburse the Bank for: (i) any expenses that the Bank improperly paid on behalf of the Holding Company or FBC Holdings, and (ii) any other payments for services rendered by the Bank to the Holding Company or FBC Holdings that have not been paid in accordance with any written agreement between the Bank and the Holding Company or FBC Holdings. All reimbursements shall be made by a wire transfer or a cashiers check. By December 5, 2008, the Holding Company shall provide to OTS the following: (i) documentation of the reimbursements made, (ii) a copy of the records setting forth the allocation of expenses between the Holding Company, FBC Holdings, and the Bank and the payment amount for services rendered by the Bank to the Holding Company or FBC Holdings, and (iii) a confirmation from the Bank that all required reimbursements have been made.

     d. Effective immediately, the Holding Company shall not directly or indirectly, cause the Bank to violate: (i) any applicable statute or regulation, including, but not limited to 12 USC §§ 371c and 371c-1 and 12 CFR Part 223; (ii) enforcement orders applicable to the Bank; or (iii) the Bank’s written policies.
     e. Effective immediately, the Holding Company shall, and shall cause FBC Holdings to, maintain a separate corporate existence from the Bank.
7. Limitation of Debt.
     Effective immediately, the Holding Company shall obtain, and shall cause FBC Holdings to, obtain the prior written non-objection of OTS at least 30 days prior to issuing, renewing, or rolling over any debt; increasing any current lines of credit; guaranteeing the debt of any entity; or entering into a commitment for debt. For purposes of this Section 7, the term “debt” includes hybrid capital instruments such as subordinated debt or trust-preferred securities. For purposes of this Section 7, the term “debt” does not include liabilities incurred in the normal course of business to acquire goods and services and that are normally recorded as accounts payable. Any request by Holding Company or FBC Holdings for prior written notice of non-objection of OTS shall set forth, but not be limited to, a statement: (a) describing the purpose of the proposed debt, (b) setting forth the terms of the proposed debt, the planned source(s) for repayment of the proposed debt, and (c) providing for an analysis of the cash flow resources of the Holding Company or FBC Holdings available to meet such debt repayment.
8. Changes in Directorate or Senior Executive Officers.
     Effective immediately, the Holding Company shall comply, and shall cause FBC Holdings to comply with the prior notification requirements for changes in directors and senior executive officers set forth in 12 CFR Part 563, Subpart H, 12 CFR §§ 563.560 through 560.590.

9. Employment Contracts and Compensation Arrangements.
     Effective immediately, the Holding Company shall not, or shall not cause FBC Holdings to enter into, renew, extend, or revise any contractual arrangement relating to compensation or benefits for any senior executive officer or director of the Holding Company or FBC Holdings, unless it first provides OTS with not less than 30 days prior written notice of the proposed transaction. The notice to OTS shall include a copy of the proposed employment contract or compensation arrangement, or a detailed, written description of the compensation arrangement to be offered to such officer or director, including all benefits and perquisites The Holding Company shall ensure that any contract, agreement, or arrangement submitted to OTS fully complies with the requirements of 12 CFR Part 359.
10. Severance and Indemnification Payments.
     Effective immediately, the Holding Company shall not, or shall not cause FBC Holdings to make any golden parachute payment or prohibited indemnification payment unless, with respect to each such payment, the Holding Company or FBC Holdings have complied with the requirements of 12 CFR Part 359.
11. Compliance.
     a. Within 10 days after the end of each month, beginning with the month of November 2008, the Board of the Holding Company shall adopt a board resolution (Compliance Resolution): (i) formally resolving that the Board conducted a diligent inquiry of relevant information (including reports from management) regarding compliance with the Order during the immediately preceding month, (ii) detailing the compliance with the provisions of this Order, (iii) identifying each instance of noncompliance, and (iv) setting forth, in detail, additional corrective actions or steps adopted or required by the Board to address each instance of noncompliance. Within 10 days of the meeting of the Board at which the Compliance Resolution was adopted, the Holding Company shall provide to OTS a certified copy of each Compliance Resolution and any compliance reports from management that were reviewed during the Board meeting.
     b. Effective immediately, the members of the Board and Board Committees of the Holding Company shall ensure that Board meeting minutes and Board Committee minutes reflect fully, specifically, and accurately all matters presented to, or discussed by, the Board or a Board Committee at the meetings, including, but not limited to abstentions, dissenting opinions or votes, and the supporting documentation provided to the Board or Board Committee.
     c. The members of the Board and the Board Committees of the Holding Company shall review and approve or modify the minutes of each meeting at the next Board or Board Committee meeting and submit a copy of such minutes to OTS within five calendar (5) days after such meeting.
     d. Nothing contained herein shall diminish the responsibility of the Board of the Holding Company to ensure the Holding Company’s compliance with the provisions of this Order.
     e. The Holding Company and its directors neither admit nor deny the charges of unsafe or unsound banking practices or violations of law or regulations.
12. Effective Date, Incorporation of Stipulation.
     This Order is effective on the Effective Date as shown on the first page. The Stipulation is made a part hereof and is incorporated herein by this reference.
13. Duration.
     This Order shall remain in effect until terminated, modified or suspended, by written notice of such action by OTS, acting by and through its authorized representatives.

14. Time Calculations.
     a. Calculation of time limitations for compliance with the terms of this Order run from the Effective Date and shall be calendar based, unless otherwise noted.
     b. The Regional Director or an OTS authorized representative may extend any of the deadlines set forth in the provisions of this Order upon written request by the Holding Company that include reasons in support of any such extension. Any OTS extension shall be made in writing.
15. Submissions and Notices.
     a. All submissions, including progress reports, to OTS that are required by or contemplated by this Order shall be submitted within the specified timeframes.
     b. Except as otherwise provided herein, all submissions, requests, communications, consents or other documents relating to this Order shall be in writing and sent by first class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission or hand delivery by messenger) addressed as follows:
(i) To OTS:
Regional Director C.K. Lee
Attn: Vivian Carlton, Assistant Director
Office of Thrift Supervision
225 E. John Carpenter Freeway, Suite 500
Irving, TX 75062
Phone: (972) 277-9546
Fax: (972) 277-9553
(ii) To the Holding Company:
Alan E. Master
Chief Executive Officer
Franklin Bank Corp.
9800 Richmond Avenue, Suite 680
Houston, TX 77042

Phone: (713) 339-8900
Fax: (713) 343-8122
16. No Violations Authorized.
     Nothing in this Order or the Stipulation shall be construed as allowing the Holding Company, its Board, officers or employees to violate any law, rule, or regulation.
IT IS SO ORDERED.

OFFICE OF THRIFT SUPERVISION

By:	/s/ C.K. Lee

C.K. Lee
Regional Director, Midwest Region

Date: See Effective Date on page 1

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